Company at a Glance

Tortoise North American Energy Corp. is a non-diversified closed-end investment company focused primarily on investing in publicly-traded Canadian upstream royalty trusts and midstream and downstream income trusts (RITs) and publicly-traded United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.

Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on distribution income paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs and RITs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

Tortoise North America achieves distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise North America.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise North America, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Canadian Royalty and Income Trusts (RITs)
RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are currently 46 energy RITs.

About U.S. Master Limited Partnerships (MLPs)
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources. Tortoise North America invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

Tortoise North America Investment Features
Tortoise North America provides stockholders an alternative to investing directly in RITs and MLPs. Tortoise North America offers investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features of Tortoise North America include:

  One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience;

  The ability to access investment grade credit markets to enhance stockholder return; and

  U.S. income tax credit for taxes withheld in Canada.

October 13, 2008

DEAR STOCKHOLDERS,

Recent Events
The MLP sector has traded down dramatically since the end of our quarter along with the broader market. Since the beginning of that quarter through today, the Wachovia MLP Total Return Index and the S&P/TSX Capped Energy Trust Index have declined by 31 percent and 44 percent, respectively, compared to the S&P 500 decline of 28 percent. We believe this sell-off of MLPs is a consequence of broader financial market issues which led to investors unwinding leveraged MLP investment portfolios. This unwind was most noticeable during the first ten days of October, when MLP prices declined 28 percent, with no fundamental news driving trading volumes.

The decline in market prices of our investments impacted the coverage ratio cushion we have historically targeted for our use of leverage. In order to pay distributions to common stockholders, the Investment Company Act of 1940 requires us to have minimum debt and total leverage (debt and preferred) asset coverage of 300 percent and 200 percent, respectively. In other words, the Act requires $3 of assets for each $1 of debt and $2 of assets for each $1 of total leverage. In this difficult environment, we are actively monitoring our portfolio positions and leverage to continue to meet our asset coverage ratio expectations with respect to debt and total leverage.

While volatile market conditions continue, we are providing weekly updates to our leverage ratios on our website for interested investors.

Third Quarter Performance Review
For the quarter ended Aug. 31, 2008, our total return based on market value, including the reinvestment of distributions, was -1.70 percent. Our recent distribution of $0.42 per common share ($1.68 annualized) was our 7th consecutive distribution increase since full investment of initial public offering proceeds. This reflects a 15.1 percent increase over the distribution paid in the same quarter of the prior year and a 10.5 percent increase over the prior quarter despite the loss of distributable cash flow related to the SemGroup, L.P. bankruptcy filing as discussed in our press release on July 23, 2008. This distribution represented an annualized yield of 7.8 percent based on the closing price of $21.61 on Aug. 29, 2008, or an annualized yield of 14.4 percent based on today’s closing price of $11.64. We expect this distribution to be comprised primarily of return of capital and qualified dividend income for income tax purposes, although the ultimate determination of its character will not be made until determination of our earnings and profits after our year-end.

2008 3rd Quarter Report     1

Leverage Review
During the quarter ended Aug. 31, 2008, we issued $45 million of fixed rate senior notes and used the proceeds to redeem $5 million of our money market preferred shares and our $40 million Series A auction rate notes. At Aug. 31, 2008, our total leverage was 31.3 percent of total assets, slightly below our long-term target of 33 percent.

Market Overview and Outlook
Canadian Trusts
For our quarter ending August 31, 2008, the S&P/TSX Capped Energy Trust Index reflected a total return of 2.9 percent compared to a total return of 16.5 percent for the quarter ending May 31, 2008 and -8.4 percent for the quarter ending Aug. 31, 2007. These returns are based on market value, including the reinvestment of quarterly dividends. For the month of September 2008, the Index’s total return was -18.9 percent. Canadian royalty trusts which produce oil and natural gas were the weakest performers due to declines in commodity prices.

Master Limited Partnerships
The Wachovia MLP Total Return Index for our quarter ending Aug. 31, 2008 reflected a total return of -5.2 percent, compared to a total return of 1.2 percent for the quarter ending May 31, 2008 and -5.8 percent for the quarter ending Aug. 31, 2007. These returns are based on market value including the reinvestment of quarterly dividends.

The Atlantic Asset Management MLP Energy Index yield on Aug. 31, 2008 was 8.0 percent compared to the Oct. 13, 2008 yield of 10.8 percent. We believe the current yield will help to insulate investors in MLPs during periods of market decline.

Investors should examine whether the elevated yields of the MLP Index represents the market’s pricing of investment risk. If fundamental risk has changed, or market pricing of risk has changed, then these yields may be appropriate for the business conducted by MLPs. However, we are of the view that market prices of MLPs reflect a temporary dislocation from transitory MLP ownership by highly leveraged funds to more permanent investors who seek the long term benefits of dividend stability with modest growth.

The MLP sector has achieved 4.3 percent distribution growth for the first two quarters of 2008,(1) and is on track to deliver growth consistent with the sector’s past five years’

(1)	Wachovia Capital Markets, LLC MLP Monthly Report, May 2008 and August 2008

2     Tortoise North American Energy Corp.

annualized average of more than ten percent. Over the past week, six of our portfolio companies announced third quarter distributions, and most were higher than initial estimates.

MLP companies have delivered distribution growth despite numerous disruptive risk factors associated with business operations including the recession of 2000 – 2001, terrorist attacks on U.S. soil, foreign supply disruption, ravaging hurricanes, financial market turmoil and extreme energy commodity price volatility. The resiliency of the business model of energy infrastructure companies has not only survived these events, but has allowed equity distribution growth far in excess of what might be available in similarly risked assets such as REITs or utilities.

Demand growth, infrastructure build-out projects and modest asset acquisition activity should continue to support attractive MLP distribution growth. Energy demand, a fundamental growth driver for energy infrastructure companies, has seen little disruption over the past quarter. The Energy Information Administration projects the long term average annual energy demand growth rate will be just less than one percent. We’ve also seen recent weakness with refined products, specifically gasoline and jet fuel, related to higher commodity prices and a weak economy. While demand weakness leads to reduced transport volumes by MLPs, the revenue impact of these declines is mitigated by the automatic PPI price inflation protection escalator which many pipelines receive for delivery of products.

MLPs are also expected to grow from internal organic growth projects. We estimate MLPs will need to raise about $25 billion to fund new pipeline and storage tank construction, as well as existing facility expansion between the remainder of 2008 through 2010. Risks related to these projects include construction and operation costs increases and financing concerns. Generally, we believe MLPs have adequate debt capacity to continue to build internal growth projects; however, the current market conditions have increased MLPs’ cost of capital and could inhibit incremental growth projects should the current conditions persist. Nonetheless, projects which were initiated in the past two years are contributing to distribution growth that we expect to enjoy for the next several years.

2008 3rd Quarter Report     3

Conclusion
We believe that recent pricing weakness in the MLP sector, and in our own stock, was the result of forced selling as investors are transitioning in the sector, not the result of fundamental weakness of issuers. In periods of tightening liquidity, where market dislocations cause investors to reexamine the basis for decisions, we like investing capital in providers of essential services such as energy infrastructure master limited partnerships.

Thank you for investing in our company.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

…Steady Wins®

4     Tortoise North American Energy Corp.

SUMMARY FINANCIAL INFORMATION (Unaudited)

Nine Months Ended
August 31, 2008

Market value per share	$21.61
Net asset value per share	25.32
Total net assets	116,783,101
Net unrealized depreciation of investments (excluding interest rate swaps
and foreign currency transactions)	(14,883,906)
Net investment income	2,354,533
Net realized gain on investments, interest rate swap settlements and
foreign currency transactions	6,398,313
Total investment return based on market value(1)	(1.70)%

(1)	See footnote 5 to the Financial Highlights on page 26 for further disclosure.

Allocation of Portfolio Assets by Country
			Other	Total
Industry	Canada	United States	Foreign	Fair Value
Crude/Refined Products Pipelines	$19,486,942	$40,005,178	$—	$59,492,120
Natural Gas Gathering/Processing	34,728,071	—	—	34,728,071
Natural Gas/Natural Gas Liquids Pipelines	6,518,033	21,565,972	—	28,084,005
Oil and Gas Exploitation and Production	7,611,116	16,513,463	—	24,124,579
Oil Sands Producers	7,935,000	—	—	7,935,000
Shipping	—	745,620	5,771,050	6,516,670
Global Infrastructure	—	4,955,100	—	4,955,100
Electric Generation/Services	—	3,990,000	—	3,990,000
Propane Distribution	—	2,488,015	—	2,488,015
Cash Equivalents	—	1,425,279	706,946	2,132,225
Total Investment Portfolio	$76,279,162	$91,688,627	$6,477,996	$174,445,785

2008 3rd Quarter Report     5

KEY FINANCIAL DATA (Unaudited)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP nancial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

2007
Q3(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$700
Dividends paid in stock	538
Dividends from common stock	153
Distributions received from Canadian trusts	1,660
Interest and dividend income	299
Foreign tax withheld	(258)
Total from investments	3,092
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	391
Other operating expenses	137
528
Distributable cash flow before leverage costs and current taxes	2,564
Leverage costs(2)	848
Current foreign tax expense	7
Distributable Cash Flow(3)	$1,709

Distributions paid on common stock	$1,684
Distributions paid on common stock per share	0.3650
Payout percentage for period(4)	98.5%
Net realized gain (loss) on investments	1,446
Total assets, end of period	191,333
Average total assets during period(5)	193,833
Leverage (Long-Term Debt Obligations, Preferred Stock and Short-Term Borrowings)(6)	63,400
Leverage as a percent of total assets	33.1%
Net unrealized appreciation, end of period	16,767
Net assets, end of period	124,255
Average net assets during period(7)	132,889
Net asset value per common share	26.94
Market value per common share	24.97
Shares outstanding	4,612,640
Selected Operating Ratios(8)

As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	6.33%
Operating expenses before leverage costs and current taxes	1.08%
Distributable cash flow before leverage costs and current taxes	5.25%
As a Percent of Average Net Assets
Distributable cash flow(3)	5.10%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, auction agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before current foreign tax expense” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions and amortization of debt issuance costs; decreased by distributions to preferred stockholders, current foreign taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements; and adjusted to reflect distributions received from Canadian trusts on a cash basis.

6     Tortoise North American Energy Corp.

2007	2008
Q4(1)	Q1(1)	Q2(1)	Q3(1)

$697	$782	$941	$1,009
564	588	661	695
186	182	235	397
1,672	1,698	1,584	1,350
331	331	423	398
(268)	(147)	(182)	(89)
3,182	3,434	3,662	3,760

368	372	401	392
97	129	131	130
465	501	532	522
2,717	2,933	3,130	3,238
929	1,041	1,181	1,119
9	10	10	10
$1,779	$1,882	$1,939	$2,109

$1,707	$1,718	$1,753	$1,937
0.3700	0.3725	0.3800	0.4200
96.0%	91.3%	90.4%	91.8%
2,107	253	10,580	(1,391)
195,221	188,914	204,091	175,462
191,882	189,371	194,948	198,422
64,600	55,000	58,950	55,000
33.1%	29.1%	28.9%	31.3%
17,188	18,190	22,122	5,551
125,702	125,910	138,973	116,783
128,473	123,742	126,644	123,923
27.25	27.30	30.13	25.32
23.10	23.45	25.37	21.61
4,612,640	4,612,640	4,612,640	4,612,640

6.65%	7.29%	7.56%	7.54%
0.97%	1.06%	1.10%	1.05%
5.68%	6.23%	6.46%	6.49%

5.55%	6.12%	6.16%	6.77%

(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	There were no outstanding borrowings on the short-term credit facility as of August 31, 2008.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets as required by GAAP, and include current foreign tax expense and leverage costs.

2008 3rd Quarter Report     7

MANAGEMENT’S DISCUSSION

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview
Tortoise North America seeks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. The United States imports more crude oil and natural gas from Canada than any other country. Interconnected pipelines systems transport crude oil and natural gas between the two countries.

Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on distribution income paid to stockholders. Tortoise North America seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian upstream royalty trusts and midstream and downstream income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs). RITs and MLPs have been considered tax-efficient investment vehicles because they are currently not subject to taxation applicable to most corporate entities. Tortoise North America is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. serves as investment adviser.

Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below and in Note 2 in the Notes to Financial Statements.

8     Tortoise North American Energy Corp.

MANAGEMENT’S DISCUSSION
(Continued)

Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.

Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also may invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on resale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.

Determining Distributions To Stockholders
Our portfolio generates cash flow from which we pay distributions to stockholders. We pay distributions out of our distributable cash flow (“DCF”). Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distributions throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.

Determining DCF
DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from RITs (net of foreign taxes withheld) and MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, leverage costs, and current foreign income taxes paid, if any. Each are summarized for you in the key financial data table on pages 6 and 7 and are discussed in more detail below.

The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs, RITs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes

2008 3rd Quarter Report     9

MANAGEMENT’S DISCUSSION
(Continued)

the return of capital; and (3) distributions received from investments in the key financial data table include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring auction agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs, as well as current foreign taxes paid.

Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our distribution to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

Total distributions received from our investments relating to DCF for the 3rd quarter 2008 was approximately $3.8 million, representing a 22 percent increase as compared to 3rd quarter 2007 and 3 percent increase as compared to 2nd quarter 2008. These increases reflect the results of recent portfolio activity, distribution increases from our investments, and the refund of withheld foreign taxes.

As disclosed in Note 15 of our Notes to Financial Statements, we have entered into a series of forward foreign currency contracts. These contracts protect the U.S. dollar value of approximately 92 percent of our expected Canadian dividends. The impact of the change in Canadian to U.S. dollar exchange rates on the U.S. value of Canadian dollar distributions we receive is reflected in our Statement of Operations. When the actual or anticipated Canadian to U.S. dollar exchange rate is above 1.131, we reflect realized or unrealized gain. We reflect a realized or unrealized loss when the actual or anticipated exchange rate is below 1.131. At August 31, 2008, the exchange rate was 1.0614. We realized a net loss on forward foreign currency contracts of approximately $83,000 for the 3rd quarter 2008.

Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.05 percent of average total assets for the 3rd quarter 2008 as compared to 1.08 percent for the 3rd quarter 2007 and 1.10 percent for the 2nd quarter 2008.

10     Tortoise North American Energy Corp.

MANAGEMENT’S DISCUSSION
(Continued)

While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets effective January 1, 2008 through December 31, 2008.

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the auction agent fees, which are the marketing costs for the auction rate leverage; (3) the realized and unrealized gain or loss on our interest rate swap settlements; and (4) distributions to preferred stockholders.

Total leverage costs were $1.1 million in 3rd quarter 2008 as compared to $848,000 for the 3rd quarter 2007 and $1.2 million for the 2nd quarter 2008, as detailed below.

	3Q 07	2Q 08	3Q 08
Interest expense	$625,743	$620,223	$853,380
Auction agent fees	41,669	20,583	13,288
Net realized and unrealized (gain)/loss
on interest rate swap settlements	(26,128)	327,556	98,464
Distributions to preferred stockholders	207,068	213,024	153,693
Total leverage costs	$848,352	$1,181,386	$1,118,825
Average outstanding leverage (in millions)	$59.6	$58.1	$75.3

The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 5.91 percent for the 3rd quarter 2008 as compared to 8.06 percent for the 2nd quarter 2008, and 5.65 percent for 3rd quarter 2007. The decrease of 215 basis points from 2nd quarter 2008 to 3rd quarter 2008 partially reflects the various steps we’ve completed in restructuring our leverage.

On June 17, 2008, we issued $45 million aggregate amount of Series B and Series C Notes, proceeds of which were used to refinance auction rate securities. As a result, our effective cost of leverage as of August 31, 2008 was 5.76 percent including the Series B and C Notes, $10 million notional amount of auction rate preferred stock and auction agent fees. While this rate may vary as existing Notes mature or our existing auction rate securities are reset or refinanced, this a 15 basis point decrease as compared to 3rd quarter 2008. Additional information on our leverage and restructuring is included in the Liquidity and Capital Resources section below.

While historically we have utilized interest rate swap contracts in an attempt to reduce a portion of the interest risk arising from our auction rate leverage, we have now terminated all of our swap contracts as a result of changes in our leverage structure. Information on swap contracts is outlined below in the Liquidity and Capital Resources section and Note 14 in our Notes to Financial Statements.

2008 3rd Quarter Report     11

MANAGEMENT’S DISCUSSION
(Continued)

Distributable Cash Flow
For 3rd quarter 2008, our DCF was approximately $2.1 million, an increase of 23 percent as compared to 3rd quarter 2007 and 9 percent as compared to 2nd quarter 2008. These increases are the net result of changes in distributions and expenses as outlined above. We paid a distribution of $1.9 million, or 91.8 percent of DCF during the quarter. On a per share basis, the fund declared a $0.42 distribution on August 11, 2008, for an annualized run-rate of $1.68. This is an increase of 15 percent as compared to 3rd quarter 2007 and 11 percent as compared to 2nd quarter 2008.

Taxation of our Distributions
We expect that distributions paid on common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); (iii) return of capital and (iv) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).

Tortoise North America is subject to certain Canadian withholding taxes, but the payment of those taxes flow through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs and other foreign investments. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.

If we elect to retain net long-term capital gains, Tortoise North America will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the fiscal year ended November 30, 2007 were comprised of approximately 66 percent ordinary income (100 percent of which is qualified dividend income presuming you held the shares for the requisite holding period) and 34 percent long-term capital gain. In addition, approximately 14 percent of distributions were passed-through to stockholders as a credit for foreign taxes paid. Detailed individual tax information for the current fiscal year will be reported to Stockholders on Form 1099 after year-end.

12     Tortoise North American Energy Corp.

MANAGEMENT’S DISCUSSION
(Continued)

Liquidity And Capital Resources
Tortoise North America had total assets of $175 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 3rd quarter 2008, total assets decreased from $204 million to $175 million, a decrease of $29 million or 14 percent. This change was primarily the net result of realized and unrealized losses during the quarter.

During 3rd quarter 2008, we issued $45 million of fixed-rate senior notes ($25 million Series B and $20 million Series C). These proceeds were used to fund the redemption of $5 million of our money market preferred shares on July 11, 2008 and our $40 million Series A Notes on July 21, 2008. Details of these transactions are disclosed in Note 12 and Note 13 in our Notes to Financial Statements.

Associated with these redemptions, we closed-out $55 million notional amount of interest rate swap contracts. Additional information on these transactions is included in Note 14 in our Notes to Financial Statements.

The exchange rate between the US Dollar (USD) and Canadian Dollar (CAD) impacts the USD value of our Canadian investments and therefore our total assets and net asset value. The USD was relatively unchanged vs. the CAD from August 31, 2007 to August 31, 2008 and appreciated approximately 10 percent from when we made our initial Canadian investments in 2005 to August 31, 2008. Our net asset value at August 31, 2008, includes unrealized appreciation from the change in exchange rates of approximately $3.7 million representing $0.79 of our net asset value per share.

Total leverage outstanding at August 31, 2008 of $55 million is comprised of $45 million in senior notes and $10 million in money market preferred shares. Total leverage represented 31.3 percent of total assets at August 31, 2008.

Tortoise North America has used leverage to acquire MLPs and Canadian Income Trusts consistent with our investment philosophy. The terms of Tortoise North America’s leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares after payment of the distribution, and we may not pay distributions on our preferred shares if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline

2008 3rd Quarter Report     13

MANAGEMENT’S DISCUSSION
(Continued)

such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes and preferred shares, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes or preferred shares if such failure is not waived or cured. In some cases we may be delayed in paying common stock or preferred share distributions until such coverage ratios can be met. The cure period is 10 business days for our auction rate senior notes and preferred shares and 30 days for our institutionally placed senior notes.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares.

Recent Events
Beginning in early September, the market values of MLP equity securities, along with many other equity securities, have been experiencing substantial declines as a result of the ongoing financial crisis. From September 1, 2008, through October 13, 2008, the Wachovia MLP Total Return Index declined by 28 percent. We believe this decline has not been driven by fundamental weakness in the energy infrastructure sector; rather, we believe the unwinding of leverage and liquidity concerns in the broader financial market have driven a sell-off of MLPs. In response to these events, we have selectively liquidated portfolio holdings, and are seeking to redeem portions of our leverage in order to provide increased flexibility in volatile financial markets and maintain coverage ratios allowing common and preferred stock distributions. In the future, other factors could favorably impact our ratios, including increases in MLP values to historical norms, issuance of equity and delaying or deferring cash distributions on common or preferred stock thereby allowing us to invest the proceeds or maintain existing investments that otherwise might need to be sold to meet covenant ratios. As of the close of business on October 13, 2008, Tortoise North America was in compliance with its covenants and rating agency guidelines.

14     Tortoise North American Energy Corp.

SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2008
	Shares	Fair Value
Canadian Trusts — 55.0%(1)
Crude/Refined Products Pipeline — 16.7%(1)
Pembina Pipeline Income Fund	1,124,100	$19,486,942
Natural Gas Gathering/Processing — 29.7%(1)
AltaGas Income Trust	579,800	13,907,771
Keyera Facilities Income Fund	947,200	20,793,066
		34,700,837
Natural Gas/Natural Gas Liquids Pipelines — 5.6%(1)
Enbridge Income Fund	609,000	6,518,033
Oil and Gas Exploitation and Production — 3.0%(1)
ARC Energy Trust	62,565	1,780,751
Enerplus Resources Fund	39,200	1,700,365
		3,481,116
Total Canadian Trusts (Cost $60,038,426)		64,186,928
Common Stock — 9.2%(1)
Canada — 0.0%(1)
Natural Gas Gathering/Processing — 0.0%(1)
AltaGas Utility Group Inc.	4,685	27,234
Republic of the Marshall Islands — 4.9%(1)
Shipping — 4.9%(1)
Navios Maritime Partners L.P.	197,000	2,462,500
Teekay Offshore Partners L.P.	205,500	3,308,550
		5,771,050
United States — 4.3%(1)
Global Infrastructure — 4.3%(1)
Macquarie Infrastructure Company LLC	238,800	4,955,100
Total Common Stock (Cost $15,145,129)		10,753,384

2008 3rd Quarter Report     15

SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

	August 31, 2008
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 68.6%(1)
United States — 68.6%(1)
Crude/Refined Products Pipeline — 33.3%(1)
Enbridge Energy Management, L.L.C.(2)	299,248	$15,129,992
Kinder Morgan Management, LLC(2)(3)	360,352	19,999,529
Magellan Midstream Partners, L.P.	21,900	814,242
NuStar Energy L.P.	20,000	987,200
Plains All American Pipeline, L.P.	23,900	1,138,835
SemGroup Energy Partners, L.P.	37,000	384,800
TEPPCO Partners, L.P.	12,000	385,080
		38,839,678
Natural Gas/Natural Gas Liquids Pipelines — 18.5%(1)
Copano Energy, L.L.C.(4)(5)	95,260	2,366,258
El Paso Pipeline Partners, L.P.	95,300	1,760,191
Energy Transfer Partners, L.P.	200,900	8,940,050
ONEOK Partners, L.P.	22,300	1,339,115
TC PipeLines, LP	209,551	7,160,358
		21,565,972
Oil and Gas Exploitation and Production — 14.1%(1)
BreitBurn Energy Partners L.P.	302,400	5,019,840
Encore Energy Parnters LP	25,100	618,715
EV Energy Partners, L.P.	76,800	2,004,480
Legacy Reserves, LP	92,300	1,854,307
Linn Energy, LLC	232,000	5,018,160
Pioneer Southwest Energy Partners L.P.	106,900	1,997,961
		16,513,463
Propane Distribution — 2.1%(1)
Inergy, L.P.	94,386	2,488,015
Shipping — 0.6%(1)
OSG America L.P.	62,135	745,620
Total Master Limited Partnerships and
Related Companies (Cost $68,225,890)		80,152,748

	Principal
	Amount
Corporate Bonds — 14.7%(1)
Canada — 10.3%(1)
Oil and Gas Exploitation and Production — 3.5%(1)
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015(5)	$4,000,000	4,130,000
Oil Sands Producers — 6.8%(1)
OPTI Canada Inc., 7.875%, 12/15/2014(5)	5,500,000	5,438,125
OPTI Canada Inc., 8.25%, 12/15/2014(5)	2,500,000	2,496,875
		7,935,000

16     Tortoise North American Energy Corp.

SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

	August 31, 2008
	Principal
	Amount	Fair Value
United States — 4.4%(1)
Crude/Refined Products Pipeline — 1.0%(1)
SemGroup, L.P., 8.75%, 11/15/2015(4)(5)(6)	$6,300,000	$1,165,500
Electric Generation/Services — 3.4%(1)
Texas Competitive Electric Holdings Co LLC, 10.25%, 11/01/2015(5)	4,000,000	3,990,000
Total Corporate Bonds (Cost $22,710,266)		17,220,500

	Shares
Short-Term Investments — 1.8%(1)
Ireland — 0.6%(1)
Fidelity Institutional Cash Fund PLC, 3.00%(7)(8)	750,352	706,946
United States — 1.2%(1)
Evergreen Institutional Class Money Market Fund, 2.59%(7)	1,425,279	1,425,279
Total Short-Term Investments (Cost $2,132,632)		2,132,225
Total Investments — 149.4%(1)
(Cost $168,252,343)		174,445,785
Long-Term Debt Obligations — (38.5%)(1)		(45,000,000)
Forward Foreign Currency Contracts — (0.6%)(1)
Canadian Dollar Currency Contracts— Unrealized Depreciation(9)		(636,135)
Liabilities in Excess of Cash and Other Assets — (1.7%)(1)		(2,026,549)
Preferred Shares at Redemption Value — (8.6%)(1)		(10,000,000)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$116,783,101

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	All or a portion of the security is segregated as collateral for the unrealized depreciation of forward foreign currency contracts.
(4)	Non-income producing.
(5)	Restricted securities have a total fair value of $14,148,633 which represents 12.1% of net assets. See Note 9 to the financial statements for further disclosure.
(6)	On July 22, 2008, SemGroup, L.P. announced they filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code, as well as an application for creditor protection under the Companies’ Creditors Arrangement Act in Canada. Following the filing, the security no longer produced income.
(7)	Rate reported is the current yield as of August 31, 2008.
(8)	Value of shares denominated in Canadian dollars.
(9)	See Note 15 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

2008 3rd Quarter Report     17

STATEMENT OF ASSETS & LIABILITIES (Unaudited)

August 31, 2008
Assets
Investments at fair value (cost $168,252,343)	$174,445,785
Foreign currency at value (cost $29,168)	28,878
Receivable for Adviser expense reimbursement	45,061
Interest and dividend receivable	730,065
Prepaid expenses and other assets	212,456
Total assets	175,462,245
Liabilities
Payable to Adviser	300,405
Distributions payable to common stockholders	1,937,309
Distributions payable to preferred stockholders	32,839
Accrued expenses and other liabilities	740,224
Unrealized depreciation of forward foreign currency contracts	636,135
Current tax liability	32,232
Long-term debt obligations	45,000,000
Total liabilities	48,679,144
Preferred Stock
$25,000 liquidation value per share applicable to 400 outstanding
shares (800 shares authorized)	10,000,000
Net assets applicable to common stockholders	$116,783,101
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued and
outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in capital	106,840,555
Undistributed net investment income, net of current foreign tax expense	1,840,594
Undistributed net realized gain on investments, foreign currency transactions
and interest rate swap contracts	2,545,877
Net unrealized appreciation of investments, foreign currency, forward foreign currency contracts and translation of other
assets and liabilities denominated in foreign currency	5,551,462
Net assets applicable to common stockholders	$116,783,101
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$25.32

See accompanying Notes to Financial Statements.

18     Tortoise North American Energy Corp.

STATEMENT OF OPERATIONS (Unaudited)

Period from
December 1, 2007
through
August 31, 2008
Investment Income
Distributions received from master limited partnerships	$2,732,401
Less return of capital on distributions	(2,332,905)
Net distributions from master limited partnerships	399,496
Dividend income from Canadian trusts (including $465,656 from affiliate)	4,823,613
Dividends from common stock	813,938
Dividends from money market mutual funds	167,557
Interest income	981,217
Less foreign tax withheld	(395,475)
Total Investment Income	6,790,346
Operating Expenses
Advisory fees	1,378,982
Professional fees	138,606
Administration fees	75,936
Directors’ fees	51,233
Reports to stockholders	36,619
Registration fees	33,971
Custodian fees and expenses	11,174
Stock transfer agent fees	7,949
Other expenses	34,383
Total Operating Expenses	1,768,853
Interest expense	2,107,606
Auction agent fees	76,298
Amortization of debt issuance costs	637,134
Total Interest, Auction Agent and Debt Issuance Costs	2,821,038
Total Expenses	4,589,891
Less expense reimbursement by Adviser	(214,511)
Net Expenses	4,375,380
Net Investment Income, before Current Foreign Tax Expense	2,414,966
Current foreign tax expense	(60,433)
Net Investment Income	2,354,533

2008 3rd Quarter Report     19

STATEMENT OF OPERATIONS (Unaudited)
(Continued)

Period from
December 1, 2007
through
August 31, 2008
Realized and Unrealized Gain (Loss) on Investments, Interest Rate
Swaps and Foreign Currency Transactions
Net realized gain on investments (including $2,802,290 from affiliate)	$9,442,446
Net realized loss on interest rate swap settlements	(541,549)
Net realized loss on termination of interest rate swap contracts	(2,116,580)
Net realized loss on forward foreign currency contracts	(350,192)
Net realized loss on foreign currency and translation of other assets
and liabilities denominated in foreign currency	(35,812)
Net realized gain on investments, interest rate swaps
and foreign currency transactions	6,398,313
Net unrealized depreciation of investments	(14,883,906)
Net unrealized appreciation of interest rate swap contracts	2,415,356
Net unrealized appreciation of foreign currency, forward foreign currency contracts and translation of other assets and liabilities
denominated in foreign currency	832,164
Net unrealized depreciation of investments, interest rate swap contracts
and foreign currency transactions	(11,636,386)
Net Realized and Unrealized Loss on Investments, Interest Rate
Swaps and Foreign Currency Transactions	(5,238,073)
Distributions to Preferred Stockholders	(627,260)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(3,510,800)

See accompanying Notes to Financial Statements.

20     Tortoise North American Energy Corp.

STATEMENT OF CHANGES IN NET ASSETS

	Period from
	December 1, 2007
	through	Year Ended
	August 31, 2008	November 30, 2007
	(Unaudited)
Operations
Net investment income	$2,354,533	$3,329,704
Net realized gain on investments, foreign currency
transactions and interest rate swaps	6,398,313	5,635,943
Net unrealized appreciation (depreciation) of investments,
foreign currency, forward foreign currency contracts,
translation of other assets and liabilities denominated
in foreign currency and interest rate swap contracts	(11,636,386)	14,934,128
Distributions to preferred stockholders	(627,260)	(858,525)
Net increase (decrease) in net assets applicable to
common stockholders resulting from operations	(3,510,800)	23,041,250
Distributions to Common Stockholders
Net investment income	(1,081,664)	(4,138,173)
Net realized gain	(4,326,656)	(2,527,092)
Total distributions to common stockholders	(5,408,320)	(6,665,265)
Total increase (decrease) in net assets applicable to
common stockholders	(8,919,120)	16,375,985
Net Assets
Beginning of period	125,702,221	109,326,236
End of period	$116,783,101	$125,702,221
Undistributed net investment income, net of current
foreign tax expense, at the end of period	$1,840,594	$1,194,985

See accompanying Notes to Financial Statements.

2008 3rd Quarter Report     21

STATEMENT OF CASH FLOWS (Unaudited)

Period from
December 1, 2007
through
August 31, 2008
Cash Flows from Operating Activities
Purchases of long-term investments	$(60,362,580)
Proceeds from sales of long-term investments	63,041,053
Proceeds from sales or maturity of short-term investments, net	8,407,333
Distributions received from master limited partnerships	2,732,401
Dividend income from Canadian trusts	4,554,094
Interest and dividend income received	2,274,095
Interest paid on securities purchased, net	(366,958)
Proceeds from sales of foreign currency, net	371,848
Payments on interest rate swaps, net	(2,658,129)
Interest expense paid	(1,750,120)
Income taxes paid	(28,241)
Operating expenses paid	(1,605,248)
Net cash provided by operating activities	14,609,548
Cash Flows from Financing Activities
Distributions paid to common stockholders	(3,471,012)
Distributions paid to preferred stockholders	(597,442)
Advances from revolving line of credit	36,350,000
Repayments on revolving line of credit	(45,950,000)
Redemption of preferred stock	(5,000,000)
Redemption of auction rate senior notes	(40,000,000)
Issuance of senior notes	45,000,000
Debt issuance costs	(161,198)
Net cash used in financing activities	(13,829,652)
Net increase in cash	779,896
Effect of exchange losses on cash	(386,004)
Cash — beginning of period	(393,892)
Cash — end of period	$—

22     Tortoise North American Energy Corp.

STATEMENT OF CASH FLOWS (Unaudited)
(Continued)

Period from
December 1, 2007
through
August 31, 2008

Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net decrease in net assets applicable to common stockholders
resulting from operations	$(3,510,800)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash
provided by operating activities:
Purchases of long-term investments	(60,362,580)
Return of capital on distributions received	2,332,905
Proceeds from sales or maturity of short-term investments, net	8,407,333
Proceeds from sales of long-term investments	63,041,053
Net unrealized depreciation of investments and interest rate
swap contracts	12,468,550
Net unrealized appreciation of foreign currency, forward foreign exchange contracts and translation of assets and liabilities
denominated in foreign currency	(832,164)
Net realized gain on sales and maturities of investments
and foreign currency transactions	(9,056,442)
Amortization of market premium, net	18,544
Amortization of debt issuance costs	637,134
Distributions to preferred stockholders	627,260
Changes in operating assets and liabilities:
Decrease in foreign currency	372,138
Decrease in interest and dividend receivable	51,925
Increase in prepaid expenses and other assets	(20,922)
Increase in current tax liability	32,232
Increase in payable to Adviser, net of expense reimbursement	7,316
Increase in accrued expenses and other liabilities	396,066
Total adjustments	18,120,348
Net cash provided by operating activities	$14,609,548

See accompanying Notes to Financial Statements.

2008 3rd Quarter Report     23

FINANCIAL HIGHLIGHTS

Period from
December 1, 2007
through
August 31, 2008
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$27.25
Public Offering Price	—
Underwriting discounts and offering costs on issuance of common
and preferred stock(3)	—
Income from Investment Operations:
Net investment income(4)	0.51
Net realized and unrealized gain (loss) on investments(4)	(1.13)
Total increase from investment operations	(0.62)
Less Distributions to Preferred Stockholders:
Net investment income	(0.14)
Net realized gain	—
Total distributions to preferred stockholders	(0.14)
Less Distributions to Common Stockholders:
Net investment income	(0.23)
Net realized gain	(0.94)
Return of capital	—
Total distributions to common stockholders	(1.17)
Net Asset Value, end of period	$25.32
Per common share market value, end of period	$21.61
Total Investment Return Based on Market Value(5)	(1.70)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$116,783
Ratio of expenses (including current foreign tax expense)
to average net assets before waiver(6)(7)(8)(9)	4.92%
Ratio of expenses (including current foreign tax expense)
to average net assets after waiver(6)(7)(8)(9)	4.69%
Ratio of expenses (excluding current foreign tax expense)
to average net assets before waiver(6)(8)(9)(10)	4.86%
Ratio of expenses (excluding current foreign tax expense)
to average net assets after waiver(6)(8)(9)(10)	4.63%
Ratio of net investment income (including current foreign tax expense)
to average net assets before waiver(6)(7)(8)(9)	2.27%
Ratio of net investment income (including current foreign tax expense)
to average net assets after waiver(6)(7)(8)(9)	2.50%
Ratio of net investment income (excluding current foreign tax expense)
to average net assets before waiver(6)(8)(9)(10)	2.33%
Ratio of net investment income (excluding current foreign tax expense)
to average net assets after waiver(6)(8)(9)(10)	2.56%

24     Tortoise North American Energy Corp.

		Period from
		October 31, 2005(1)
Year Ended	Year Ended	through
November 30, 2007	November 30, 2006	November 30, 2005

$23.70	$23.95	$—
—	—	25.00

—	(0.07)	(1.31)

0.72	0.61	0.02
4.47	0.55	0.24
5.19	1.16	0.26

(0.12)	(0.06)	—
(0.07)	(0.01)	—
(0.19)	(0.07)	—

(0.90)	(0.69)	—
(0.55)	(0.12)	—
—	(0.46)	—
(1.45)	(1.27)	—
$27.25	$23.70	$23.95
$23.10	$22.38	$25.00
9.28%	(5.39)%	0.00%

$125,702	$109,326	$110,451

3.88%	3.41%	2.02%

3.59%	3.09%	1.77%

3.86%	3.40%	2.02%

3.57%	3.08%	1.77%

2.36%	2.14%	0.75%

2.65%	2.46%	1.00%

2.38%	2.15%	0.75%

2.67%	2.47%	1.00%

2008 3rd Quarter Report     25

FINANCIAL HIGHLIGHTS
(Continued)

Period from
December 1, 2007
through
August 31, 2008
(Unaudited)
Portfolio turnover rate(6)	43.38%
Short-Term Borrowings, end of period (000’s)	$—
Long-Term Debt Obligations, end of period (000’s)	$45,000
Preferred Stock, end of period (000’s)	$10,000
Per common share amount of long-term debt obligations outstanding,
at end of period	$9.75
Per common share amount of net assets, excluding long-term debt
obligations, at end of period	$35.07
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(11)	$3,817
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)	382%
Asset coverage, per $25,000 liquidation value per share of preferred stock(12)	$316,958
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	$78,083
Asset coverage ratio of preferred stock(13)	312%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the year ended November 30, 2006. Represents the issuance of common stock for the period from October 31, 2005 through November 30, 2005.
(4)	The per common share data for the years ended November 30, 2007 and 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $60,433, $22,447, $13,225 and $0 for the period from December 1, 2007 through August 31, 2008, the years ended November 30, 2007 and 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for foreign and excise tax expense.

26     Tortoise North American Energy Corp.

		Period from
		October 31, 2005(1)
Year Ended	Year Ended	through
November 30, 2007	November 30, 2006	November 30, 2005

16.06%	12.01%	0.00%
$9,600	$7,000	—
$40,000	$40,000	—
$15,000	$15,000	—

$8.67	$8.67	—

$35.92	$32.37	—

$3,837	$3,645	—
384%	365%	—
$234,504	$207,210	—
$73,646	$69,083	—
295%	276%	—

(8)	The expense ratios and net investment income ratios do not reflect the effect of distributions to preferred stockholders.
(9)	In addition to the fees and expenses which the Company bears directly, the Company bears a pro rata share of the fees and expenses of the acquired companies in which it invests. Such indirect expenses are not included in the above expense and income ratios.
(10)	The ratio excludes the impact of current foreign taxes.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by the number of preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2008 3rd Quarter Report     27

NOTES TO FINANCIAL STATEMENTS (Unaudited)
August 31, 2008

1. Organization
Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian upstream royalty trusts and midstream and downstream income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (“MLPs”). The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

2 . Significant Accounting Policies

A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

28     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity (and hence its fair value). Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have an impact on its financial condition or results of operations. See Note 8 — Fair Value of Financial Instruments for further disclosure.

C. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

2008 3rd Quarter Report     29

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

D. Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as economic hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.

E. Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period from December 1, 2006 through November 30, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital.

Subsequent to November 30, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $12,900 or $0.003 per share, a decrease in unrealized appreciation of investments of approximately $9,500 or $0.002 per share and an increase in realized gains on investments of approximately $22,400 or $0.005 per share for the period from December 1, 2007 through August 31, 2008.

Subsequent to the period ended February 29, 2008, the Company reclassified the amount of investment income and return of capital reported in the current fiscal year based on their revised 2008 estimates. This reclassification amounted to a decrease in net investment income of approximately $3,600 or $0.001 per share; an increase in unrealized appreciation of investments of approximately $7,300 or $0.002 per share and a decrease in realized gains on investments of approximately $3,700 or $0.001 per share.

30     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

G. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for the Notes and Preferred Stock following such distribution. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain over long-term capital loss, reduced by deductible expenses. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For the year ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of 66 percent ordinary income (100 percent of which is qualified dividend income) and 34 percent long-term capital gain. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2008.

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for the Notes or the rating agency basic maintenance amount for the Notes following such distribution. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of the month if the rate period is longer than one month. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of 66 percent ordinary income (100 percent of which is qualified dividend income) and 34 percent long-term capital gain. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2008.

H. Federal Income Taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for U.S. federal income tax purposes. As a limited

2008 3rd Quarter Report     31

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company generally incurs a 15 percent Canadian withholding tax with respect to distributions from a RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax as well as foreign income taxes paid as a foreign tax credit. The use of foreign tax credits is subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit.

On December 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Company has analyzed the tax positions it has taken and has concluded that no provision is required under FIN 48 for any open tax year (2005-2008). The Company’s policy is to record interest and penalties on uncertain tax positions, if any, as part of tax expense.

I. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to the long-term debt obligations are capitalized and amortized over the period the debt is outstanding. The amount of such capitalized costs for the Series B and Series C Senior Notes issued in June 2008 was $97,466 and $77,973, respectively.

J. Derivative Financial Instruments
The Company may use derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and forward foreign currency contracts are recorded as realized gains or losses in the Statement of Operations.

K. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred,

32     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

L. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating what impact the adoption of SFAS 161 will have on the Company’s financial statements and related disclosures.

3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Under normal conditions, the Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs as of the date of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. As of August 31, 2008, the fair value of investments in Canadian, United States and other foreign issuers were $76,279,162 (65.3 percent of net assets), $91,688,627 (78.5 percent of net assets) and $6,477,996 (5.6 percent of net assets), respectively.

4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets effective January 1, 2008 through December 31, 2008.

2008 3rd Quarter Report     33

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

For the period from January 1, 2007 through December 31, 2007, the Adviser waived fees in an amount equal to an annual rate of 0.20 percent of the Company’s average monthly Managed Assets.

The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5. Income Taxes
It is the Company’s intent to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements; however, the Company has appropriately accrued for foreign taxes on certain foreign sourced income.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in-capital.

At November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gain	$474,220
Unrealized appreciation	18,569,076
Other temporary differences	(186,243)
Distributable earnings	$18,857,053

For federal income tax purposes, capital loss carryforwards may be carried forward for eight years and applied against future capital gains. There were no capital loss carryforwards as of November 30, 2007.

As of August 31, 2008, the aggregate cost of securities for federal income tax purposes was $167,247,882. At August 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $20,524,928, the aggregate gross

34     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $13,327,025 and the net unrealized appreciation was $7,197,903.

6. Investment Transactions
For the period ended August 31, 2008, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $60,362,580 and $63,041,053 (excluding short-term and government securities), respectively.

7. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 4,612,640 shares outstanding at August 31, 2008, November 30, 2007 and November 30, 2006.

8. Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of August 31, 2008. These assets and liabilities are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	August 31, 2008	(Level 1)	(Level 2)	(Level 3)
Assets:
Investments	$174,445,785	$154,859,027	$17,220,500	$2,366,258
Liabilities:
Forward Foreign
Currency Contracts	$636,135	$—	$636,135	$—

2008 3rd Quarter Report     35

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

Fair Value Measurements Using Significant
Unobservable Inputs (Level 3) for Investments
For the three months ended
	February 29, 2008	May 31, 2008	August 31, 2008
Fair value beginning balance	$—	$—	$—
Total unrealized gains (losses) included in net
increase (decrease) in net assets applicable
to common stockholders	—	—	—
Net purchases, issuances and settlements	—	—	—
Return of capital adjustments impacting cost
basis of security	—	—	—
Transfers into (out of) Level 3	—	—	2,366,258
Fair value ending balance	$—	$—	$2,366,258

9. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the shares/principal amount, acquisition date(s), acquisition cost, fair value per unit and percent of net assets which the securities comprise at August 31, 2008.

					Fair
				Fair	Value as
	Shares/			Value	Percent
	Principal	Acquisition	Acquisition	Per	of Net
Company	Amount	Date(s)	Cost	Unit	Assets
Connacher Oil & Gas Ltd,
10.25%, 12/15/2015	$4,000,000	04/25/08-07/31/08	$4,257,500	N/A	3.5%
Copano Energy, L.L.C. — Class D
Common Units	95,260	03/14/08	2,500,575	$24.84	2.0
OPTI Canada Inc.,
8.25%, 12/15/2014	$2,500,000	12/08/06-12/14/06	2,533,250	N/A	2.2
SemGroup, L.P.,
8.75%, 11/15/2015	$6,300,000	11/04/05-04/16/08	6,267,010	N/A	1.0
Texas Competitive Electric
Holdings Co LLC,
10.25%, 11/01/2015	$4,000,000	04/24/08-07/31/08	4,150,000	N/A	3.4
			$19,708,335		12.1%

The carrying value per unit of unrestricted common units of Copano Energy, L.L.C. was $35.90 on March 7, 2008, the date of the purchase agreement and date an enforceable right to acquire the restricted Copano Energy, L.L.C. units was obtained by the Company.

36     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

10. Investment in Affiliate
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated securities held by the Company as of August 31, 2008. A summary of affiliated transactions for the company which was an affiliate during the period from December 1, 2007 through August 31, 2008, is as follows:

						August 31, 2008
	Share
	Balance	Gross	Gross	Realized	Dividend	Share	Fair
	11/30/07	Additions	Reductions	Gain	Income	Balance	Value
Spectra Energy
Income Fund	1,329,050	$ —	$14,754,107	$2,802,290	$465,656	—	$ —

11. Credit Facility
On April 25, 2007, the Company entered into a $15,000,000 revolving unsecured committed credit facility, maturing March 21, 2008, with U.S. Bank, N.A. as a lender, agent and lead arranger, and Bank of Oklahoma, N.A. On March 20, 2008, the Company entered into an extension of its unsecured credit facility. The amended credit agreement provides for a revolving credit facility of up to $15,000,000 that can be increased to $20,000,000 if certain conditions are met. The amended credit facility terminates on March 20, 2009. The credit facility has a variable annual interest rate equal to one-month LIBOR plus 0.75 percent.

The Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of the outstanding balance until the coverage requirement has been met.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended August 31, 2008 was approximately $3,400,000 and 3.89 percent, respectively. At August 31, 2008, the Company had no outstanding borrowings under the credit facility.

12. Long-Term Debt Obligations
The Company has $45,000,000 aggregate principal amount of private senior notes (Series B and Series C), (collectively, the “Notes”) outstanding. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity. Estimated fair value of Series B and Series C Notes was calculated using the spread between the current rate and the U.S. Treasury rate with an equivalent maturity date. At August 31, 2008, the spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The table on the following page shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate as of August 31, 2008.

2008 3rd Quarter Report     37

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

	Issue	Maturity	Notional/Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series B	June 17, 2008	June 17, 2011	$25,000,000	$25,002,059	5.56%
Series C	June 17, 2008	June 17, 2015	20,000,000	19,865,217	6.23%
			$45,000,000	$44,867,276

On July 21, 2008, the Company fully redeemed its Series A Notes in the amount of $40,000,000. The weighted-average interest rate for the period from December 1, 2007 through July 21, 2008 (date of redemption) was 5.71 percent. This rate does not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. The unamortized balance of capitalized costs was expensed and resulted in a loss on early redemption in the amount of $617,594 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2008, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes. See Note 16 for additional information.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

13. Preferred Stock
The Company has 800 authorized shares of Money Market Preferred (“MMP”) Stock, of which 400 shares are currently outstanding. The MMP Stock has rights determined by the Board of Directors. The MMP Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid distributions, whether or not declared. On July 11, 2008, the Company partially redeemed MMP Stock at liquidation value in the amount of $5,000,000. At August 31, 2008, fair value of the MMP Stock approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market.

Holders of the MMP Stock are entitled to receive cash distribution payments at an annual rate that may vary for each rate period. The distribution rate for MMP Stock as of August 31, 2008, was 4.93 percent. The weighted average distribution rate for MMP Stock for the period ended August 31, 2008, was 5.77 percent. These rates do not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. Generally, the

38     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

rate period will be 28 days; however, the Company may designate a different rate period. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Stock would be less than 200 percent.

In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the MMP Stock, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, distributions continue to be paid at the maximum rates and times determined in the articles supplementary. The maximum rate on MMP Stock based on current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction.

The Preferred Stock is redeemable in certain circumstances at the option of the Company. The Preferred Stock is also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2008, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its Preferred Stock. See Note 16 for additional information.

The holders of MMP Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

14. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the fair value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding long-term and short-term debt obligations and preferred stock, respectively, or if the Company loses its credit rating on its long-term debt obligations or preferred stock, then the Company could be required to make a termination payment, in addition to redeeming all or some of the long-term debt obligations, short-term borrowings and preferred stock.

2008 3rd Quarter Report     39

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The table below shows the original notional amount at November 30, 2007, maturity date, fixed rate paid by the Company, floating rate received by the Company, termination date and the realized losses on the termination of the interest rate swap contracts with U.S. Bank, N.A. for the period from December 1, 2007 through August 31, 2008. At August 31, 2008, the Company had no outstanding interest rate swap contracts.

Notional		Fixed Rate	Floating Rate		Realized
Amount at	Maturity	Paid by	Received by	Termination	Loss on
11/30/2007	Date	the Company	the Company	Date	Termination
$10,000,000	3/10/2016	5.205%	1 month U.S. Dollar LIBOR	6/18/2008	$(447,345)
10,000,000	1/2/2013	5.250%	1 month U.S. Dollar LIBOR	6/18/2008	(431,547)
20,000,000	4/17/2010	5.150%	1 month U.S. Dollar LIBOR	6/18/2008	(588,553)
15,000,000	12/23/2018	5.065%	1 month U.S. Dollar LIBOR	7/7/2008	(649,135)
					$(2,116,580)

15. Forward Foreign Currency Contracts
The Company has entered into forward foreign currency contracts to protect the value of income received from investments denominated in foreign currency against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The fair value of the contracts will fluctuate with changes in currency exchange rates. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Details of the forward foreign currency contracts outstanding as of August 31, 2008, are as follows:

Maturity	Currency To		Currency To		Unrealized
Date	Receive		Deliver		Depreciation
11/21/08	USD	994,695	CAD	1,125,000	$(63,863)
02/20/09	USD	994,695	CAD	1,125,000	(63,373)
05/21/09	USD	994,695	CAD	1,125,000	(62,992)
08/21/09	USD	994,695	CAD	1,125,000	(62,899)
11/20/09	USD	994,695	CAD	1,125,000	(63,198)
02/19/10	USD	994,695	CAD	1,125,000	(63,495)
05/21/10	USD	994,695	CAD	1,125,000	(63,789)
08/20/10	USD	994,695	CAD	1,125,000	(64,176)
11/19/10	USD	994,695	CAD	1,125,000	(64,179)
02/21/11	USD	994,695	CAD	1,125,000	(64,171)
					$(636,135)

CAD — Canadian Dollar
USD — U.S. Dollar

40     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

16. Subsequent Events
On September 2, 2008, the Company paid a distribution in the amount of $0.42 per common share, for a total of $1,937,309. Of this total, the dividend reinvestment amounted to $217,296.

Due to the market volatility subsequent to August 31, 2008, the Company has evaluated compliance with its 1940 Act asset coverage covenants and basic maintenance covenants for its senior notes, preferred stock and credit facility. As of the close of business on October 13, 2008, the Company was in compliance with these covenants.

2008 3rd Quarter Report     41

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended August 31, 2008, the aggregate compensation paid by the Company to the independent directors was $61,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

42     Tortoise North American Energy Corp.

ADDITIONAL INFORMATION (Unaudited)
(Continued)

The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2008 3rd Quarter Report     43

44     Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 8/31/08
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise North American Energy Corp.	TYN	Canadian and U.S.	Taxable Accounts	$175
	Oct. 2005	Energy Infrastructure

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,152
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$776
	May 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$162
	Dec. 2005	Private and Micro Cap	Pension Plans
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts